Exhibit 99.1

Diversey completes acquisition of Birko Corporation and Chad Equipment LLC

Acquisition Highlights:

•	Enhances Diversey’s scale and competitive position in the global food and beverage market, making Diversey a leading player in North America and in every major market around the world

•	Transforms Diversey’s North America sales and technical service footprint, which is a top strategic priority

•	Enables further market expansion of a broader cleaning and equipment portfolio, including additional opportunity to cross-sell water treatment and accelerate growth with strategic global customers

•	Expands manufacturing capacity across the U.S., giving Diversey greater strategic control of the supply chain to improve fulfillment service to customers and increase efficiency throughout the plant network

FORT MILL, S.C., December 6, 2021 (GLOBE NEWSWIRE) - Diversey Holdings, Ltd. (NASDAQ: DSEY), a leading provider of hygiene, infection prevention and cleaning solutions, today announced it has completed the acquisition of Birko Corporation, a North American manufacturer of food safety chemical solutions for the food and beverage industry, and Chad Equipment LLC, a subsidiary of Birko Corporation, which manufactures food safety equipment for the protein industries, with approximately 100 employees in total. With estimated 2021 sales of more than $40 million, this acquisition strengthens Diversey’s market presence in the United States and Canada, enhancing its scale, service and product offering, and creating numerous cross-sell and revenue opportunities as a truly global provider in the food and beverage industries.

Commenting on the transaction, Edwin van der Heijden, Diversey’s VP North America Food and Beverage said, “The combination of Diversey, Birko and the Chad Equipment Division will provide our customers with an advanced range of solutions that protect food safety, improve operational efficiency and increase the sustainability of their operations. We anticipate enhanced value for our customers, combining innovative chemistry, state-of-the-art equipment and engineering expertise into leading solutions for all sectors in the food and beverage industry.”

Diversey’s Chief Executive Officer, Phil Wieland commented, “We are truly excited to combine Birko and Chad’s expertise with our North America food and beverage business. Closing this transaction is the first investment facilitated by our recent equity raise to accelerate growth and drive shareholder value. This acquisition is representative of our deep pipeline of growth investments and we will continue to pursue strategic and accretive M&A opportunities in the large, fragmented markets in which we operate. With this acquisition, we believe Diversey’s food and beverage business now has the #1 or #2 market position in every region, which further enhances our ability to win business with global customers. Within the U.S., Birko and Chad’s sales, service and manufacturing footprint will significantly improve our capability to serve customers, particularly in the central and western United States. Although the purchase agreement with the seller prohibits us from disclosing specific financials and deal terms, I can reiterate our M&A strategy is to acquire great businesses at 6x to 10x EBITDA with a medium term post-synergy multiple of 5x to 6x, and I can confirm this deal is consistent with that strategy.”

Kelly Green, Chairman, President and third generation owner of Birko Corporation, explained: "The sale of the Birko and Chad business to Diversey represents an opportunity to continue our proud legacy of protecting the food chain with the resources and backing of a global leader. We are all confident that this is the best solution for our brands, our employees and our customers.”

“We have a shared philosophy built around food safety and protecting the entire food chain. We look forward to bringing both companies together and providing exceptional solutions for the food and beverage industry,” said Mark Swanson, CEO of Birko.

About Birko Corporation

Saving lives. Reducing costs, liability and risk. Birko is an integration of environmentally responsible chemistry, state-of-the-art equipment, and custom technological solutions for the meat, produce, and beverage industries. Combined with Birko’s renowned service, our partners receive excellent food safety solutions and unmatched value. It’s all part of The Birko Advantage. Visit www.birkocorp.com for more information.

About Diversey

Diversey’s mission is to protect and care for people through leading hygiene, infection prevention, and cleaning solutions. We develop and deliver innovative products, services, and technologies that save lives and protect our environment. Over the course of 95 years, the Diversey brand has become synonymous with product quality, service, and innovation.

For more information, visit www.diversey.com or follow us on LinkedIn, Facebook, or Twitter @diverseyfoodbev.

Cautionary Statements Regarding Forward-Looking Information

This press release contains forward-looking statements that are subject to substantial risks and uncertainties. All statements other than statements of historical fact included in this press release, including statements regarding expected benefits for Diversey and its clients from the acquisition of Birko Corporation and Chad Equipment LLC, potential further expansion and manufacturing capabilities, additional M&A opportunities and pipeline, and our business strategy are forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, "potential", "predict", “intend”, “believe”, “may”, "might", “will”, "would", “should”, “can have”, "could", "continue", and other words and terms of similar meaning although not all forward-looking statements contain these identifying words. All forward-looking statements involve unknown risks, and other important factors that may cause actual results performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including: (i) our inability to realize the benefits from the acquisition, including competitive, manufacturing and supply chain advantages; (ii) our inability to effectively incorporate the acquired businesses into our business operations; (iii) our inability to find businesses that are consistent with our strategy and execute further acquisitions; (iv) the continuation of the COVID-19 pandemic, which could disrupt our operations, customer demand, and our suppliers’ ability to support us; (v) uncertain global economic conditions which have had and could continue to have an adverse effect on our consolidated financial condition and results of operations; (vi) raw material pricing, availability and allocation by suppliers as well as energy-related costs; (vii) failure to obtain manufacturing components, supplies and related materials from third-parties; (viii) competition in the markets for our products and services and in the geographic areas in which we operate; and the other risks described under “Risk Factors” in Diversey’s prospectus dated March 24, 2021 filed with the Securities and Exchange Commission in connection with our recently completed IPO.

While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements as well as other cautionary statements that are made from time to time in our other SEC filings and public communications. You should evaluate all forward-looking statements in the context of these risks and uncertainties.

The forward-looking statements included herein are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Diversey Holdings, Ltd.

Investor Contact:
Grant Graver

ir@diversey.com